UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 11, 2023

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39479	88-4139425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AKU	The Nasdaq Stock Market LLC
Common Stock, $0.01 par value per share	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Extension of the Waiver of the September 29, 2023 Cash Interest Payment under the 11.00% Unsecured PIK Toggle Series A Note

On October 16, 2023, Akumin Operating Corp., a Delaware corporation (the “Issuer”), a wholly owned indirect subsidiary of Akumin Inc. (the “Company,” “we,” or “our”), and Stonepeak Magnet Holdings LP (“Stonepeak”), entered into the First Amendment to Temporary Waiver Agreement (the “Amended Waiver”) with respect to the Temporary Waiver Agreement, dated September 29, 2023, between the Issuer and Stonepeak (the “Waiver”), which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 5, 2023, in connection with the 11.00% Unsecured PIK Toggle Series A Note, dated as of September 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Series A Note”), between the Issuer and Stonepeak, the form of which was attached as Exhibit B to the Series A Notes and Common Share Purchase Agreement between the Company, the Issuer and Stonepeak, dated June 25, 2021, which was filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Summary of the Material Terms and Conditions of the Amended Waiver

Under the terms of the Amended Waiver, (i) Stonepeak and the Issuer agreed to modify the terms of the Waiver by further extending the Cash Interest Payment Date of the September 29, 2023 Cash Interest payment from October 16, 2023 to October 20, 2023 and (ii) agreed that no Default, Event of Default or Trigger Event (each as defined in the Series A Note) occurred upon the Issuer’s failure to make the Cash Interest payment due September 29, 2023 and that it would not be entitled as a result thereof to any rights and remedies under Section 8 of the Series A Note.

In the event that the Issuer does not pay Stonepeak $3,939,615.08 in Cash Interest by October 20, 2023, the extension of the Cash Interest Payment Date from September 29, 2023 to October 20, 2023 and the waiver of Stonepeak’s rights and remedies under Section 8 of the Series A Note shall be deemed ineffective and Stonepeak shall immediately be entitled to all its rights and remedies under Section 8 of the Series A Note as if the Waiver and the Amended Waiver had never existed.

The foregoing summary of the Amended Waiver does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amended Waiver, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

On October 11, 2023, the Company identified suspicious activity in its information technology network, which is the result of a ransomware incident. Upon becoming aware, the Company took quick action to secure its networks, including shutting down systems. The Company also launched an investigation, engaged experienced cybersecurity counsel which is working with cybersecurity advisors, and notified law enforcement. The Company has begun notifying impacted business partners, and will continue to notify potentially affected third-parties and individuals in accordance with legal obligations.

The incident has disrupted the Company’s ability to provide services to its business partners since October 11, 2023. The Company is working with its business partners and third-party specialists to safely resume business activities. The Company resumed treating some patients on October 13, 2023.

Certain information in this Current Report on Form 8-K constitutes forward-looking information or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The forward-looking statements contained in this Current Report on Form 8-K are based on management’s current expectations and assumptions and not on historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, additional information regarding the extent of the ransomware incident that we may uncover during our ongoing investigation; our ability to assess and remedy the incident; our ability to service our customers following the incident; the compromise or improper use of sensitive, proprietary, confidential financial, or personal data or information resulting in negative consequences such as fines, penalties, or loss of reputation, competitiveness or customers; incremental expenses associated with our on-going assessment of the incident; the nature and scope of any claims, litigation or regulatory proceedings that may be brought against the Company or other affected parties as a result of the incident; the availability of insurance coverage; other legal, reputational and financial risks resulting from this or other ransomware incidents and the potential impact of this incident on our revenues, operating expenses, and operating results; and the length and scope of disruptions to our business operations caused by the incident.

A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s most recent Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as any amendments thereto reflected in subsequent filings with the Securities and Exchange Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Temporary Waiver Agreement between Akumin Operating Corp. and Stonepeak Magnet Holdings LP, dated October 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: October 16, 2023	By:	/s/ Riadh Zine
Riadh Zine
Chairman, Chief Executive Officer and Director